                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 14, 2004

                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                          0-19907                   48-1109495
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(State or other jurisdiction         (Commission                (IRS Employer
 of incorporation)                   File Number)            Identification No.)

                 224 East Douglas, Suite 700, Wichita, KS 67202
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               (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (316) 264-8899
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                                      N/A
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events and Required FD Disclosure.
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     On April  14,  2004,  Lone  Star  Steakhouse  & Saloon,  Inc.,  a  Delaware
corporation (the "Company")  issued a press release  correcting the payable date and  record  date for the  Company's  quarterly  cash  dividend.  The dates were inadvertently  transposed on the First Quarter  Preliminary  Unaudited  Earnings
Release on April 13, 2004. A copy of the  correction  press release is furnished as Exhibit 99.1 to this report.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

(c)         Exhibits

            Exhibit No.      Exhibits
            -----------      --------

            99.1             Dividend Declaration Correction

                                   SIGNATURES
                                   ----------

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                      LONE STAR STEAKHOUSE & SALOON,
                                      INC.

Dated: April 14, 2004                 By: /s/ John D. White
                                         ---------------------------------------
                                      Name:   John D. White
                                      Title:  Executive Vice President